Exhibit 99.1

EVA Live Announces Fast Quote Direct™ — A Disruptive AI Quoting Engine Targeting the Online Lead Generation Industry

Los Angeles, CA — February 24, 2026 (GLOBE NEWSWIRE) — EVA Live, Inc. (Nasdaq: GOAI), an AI-driven advertising and marketing technology company, today announced the beta launch of Fast Quote Direct™, a next-generation AI-powered quoting engine designed to transform the online services and lead generation industry. The platform is now live in beta at fastquotedirect.com.

Following the successful rollout of NeuroServer™, EVA’s real-time AI advertising engine, Fast Quote Direct represents the next phase of EVA’s closed-loop marketing ecosystem — converting high-intent traffic into fully qualified customers through an intelligent, automated quoting experience.

Fast Quote Direct replaces traditional online forms with a dynamic AI-driven question-and-answer interface that guides consumers through the quoting process in real time. The platform analyzes user responses instantly and matches consumers with the most appropriate providers and products across financial services, insurance, home services, and other service categories.

Unlike traditional lead generation platforms that rely on static forms and manual follow-up, Fast Quote Direct is designed to deliver qualified opportunities in a single interaction, reducing friction for consumers while improving conversion efficiency for businesses.

The platform uses adaptive AI learning to continuously refine targeting and matching, improving accuracy while reducing fraud, incomplete submissions, and misquoted services. By automating the majority of the quoting and qualification process, Fast Quote Direct significantly reduces acquisition costs while improving transparency and user experience.

“After launching NeuroServer, we recognized the opportunity to convert high-intent traffic into real transactions through a fully automated quoting experience,” said Ryan Bartlette, Head of Product Development at EVA Live. “Fast Quote Direct performs the majority of the qualification work automatically and functions as a category expert across multiple service verticals. This allows consumers to quickly find the right provider while giving businesses higher-quality opportunities.”

Fast Quote Direct is currently in beta testing with select partners and is expected to launch commercially in phases throughout 2026. The Company expects the platform to operate both as an integrated component of the NeuroServer ecosystem and as a standalone SaaS and revenue-generating product.

EVA Live believes Fast Quote Direct positions the Company to disrupt the online lead generation industry, a U.S. market estimated between $1.6 billion and $3 billion annually, while expanding EVA’s role from traffic generation into full-cycle customer acquisition.

For more information about EVA Live and its AI-powered marketing platform, or to schedule a demonstration, visit eva.live.

About EVA Live, Inc.

EVA Live, Inc. is an AI technology-driven media and digital solutions company focused on delivering innovative solutions, scalable growth, and long-term shareholder value.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Inquiries:

Javan Khazali

Phone: 310-229-5981

Email: info@eva.live

Website: @eva.live

Instagram: @eva.liveinc

Facebook: @evaliveinc

X: @evaliveinc1

LinkedIn: @eva-live

Youtube: evaliveinc